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                                                                    Exhibit 99.2
                                                                  EXECUTION COPY


                              SHAREHOLDER AGREEMENT

            THIS SHAREHOLDER AGREEMENT is made and entered into as of December 20, 2001, by and between TYCO ACQUISITION CORP. 33, a Nevada corporation ("Acquiror") and a direct, wholly owned subsidiary of TYCO INTERNATIONAL LTD. ("Guarantor"), and the undersigned holder (the "Shareholder") of shares of common stock of MCGRATH RENTCORP, a California corporation (the "Company").

            WHEREAS Acquiror and the Company propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented from time to time, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Merger Agreement), pursuant to which the Company will be merged with and into Acquiror (the "Merger"), and the outstanding shares of common stock of the Company ("Company Common Stock") will be converted into the right to receive the Merger Consideration; and

            WHEREAS, the Shareholder is the beneficial owner of the number of shares of outstanding Company Common Stock (together with any shares of Company Common Stock hereafter acquired by the Shareholder, the "Shares") and the options or rights to acquire shares of Company Common Stock (the "Rights") set forth on the signature page to this Agreement; and

            WHEREAS, as a condition of its entering into the Merger Agreement, Acquiror has requested the Shareholder to agree to enter into this Agreement, and the Shareholder is executing this Agreement as an inducement to Acquiror to enter into and execute the Merger Agreement.

            NOW, THEREFORE, in consideration of the execution and delivery by Acquiror of the Merger Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

            SECTION 1. The Shares. (a) The Shareholder is the record or beneficial owner of the Shares and the Rights set forth on the signature page of this Agreement. Except for such Shares and Rights, such Shareholder does not have dispositive or voting power over any other securities of the Company.

            (b) The Shares and the certificates or agreements representing the Shares are now and at all times during the term of this Agreement will be held by the Shareholder, or by a nominee or custodian for the benefit of the Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising under this Agreement.

            SECTION 2. Agreement to Vote Shares. At every meeting of the shareholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the shareholders of the Company with respect to any of the following, the Shareholder shall vote all the Shares that it beneficially owns, whether now held or acquired anytime prior to such vote: (i) in favor of approval of the Merger


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Agreement and the Merger and any matter necessary to facilitate the Merger and
(ii) against (A) any Acquisition Proposal, (B) any other merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, joint venture, recapitalization, dissolution, liquidation or winding up of or by the Company, or (C) any amendment of the Company's Articles of Incorporation or By-laws, or any other proposal or transaction (including any consent solicitation to remove or elect any directors of the Company) involving the Company or any of its subsidiaries which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify, or result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under or with respect to, the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement.

            SECTION 3. No Transfer. The Shareholder will not, except as contemplated by the terms of this Agreement, (i) transfer (the term "transfer" to include, without limitation, any sale, gift, pledge, encumbrance or other disposition), or consent to any transfer of, any or the Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of the Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to the Shares (except as contemplated by this Agreement), (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or (v) take any other action that would in any way restrict, limit or interfere with the performance of the obligations of the Shareholder under this Agreement. Notwithstanding the foregoing, the Shareholder may transfer any or all of the Shares as follows: (i) in the case of a Shareholder that is an entity, to any affiliate, partner or member of the Shareholder, and (ii) in the case of an individual Shareholder, to the Shareholder's spouse, ancestors, descendants or any trust for any of their benefits; provided, however, that in any such case, each person or entity to which any of such Shares or any interest in any of such Shares is or may be transferred shall have (a) executed a counterpart to this Agreement and (b) agreed to hold such Shares or interest in such Shares subject to all of the terms and provisions of this Agreement.

            SECTION 4 No Solicitation. (a) The Shareholder will not, and will not permit any investment banker, attorney or other adviser or representative acting on the Shareholder's behalf to, directly or indirectly, (i) solicit, initiate or encourage the submission of, any Acquisition Proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal.

            (b) Notwithstanding the restrictions set forth in this Section 4, the Shareholder may exercise such Shareholder's fiduciary duties in such Shareholder's capacity as a director or an officer of the Company (as opposed to taking action with respect to the direct or indirect ownership of the Shares), and no such exercise of fiduciary duties shall be deemed a breach of, or a violation of the restrictions contained in this Agreement, provided that such fiduciary duties are exercised in accordance with Section 4.02 of the Merger Agreement.


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            SECTION 5. Grant of Irrevocable Proxy; Appointment of Proxy.

            (a) Unless and until this Agreement is terminated in accordance with its terms, the Shareholder irrevocably grants to, and appoints Acquiror, or any individual designated by Acquiror, the Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Shareholder, to vote all of the Shares, or grant a consent or approval in respect of the Shares, at any meeting of shareholders of the Company or at any adjournment thereof or in any other circumstances upon which the Shareholder's vote, consent or other approval is sought, against (i) any Acquisition Proposal,
(ii) any other merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, joint venture, recapitalization, dissolution, liquidation or winding up of or by the Company, or (iii) any amendment of the Company's Articles of Incorporation or By-laws, or any other proposal or transaction (including any consent solicitation to remove or elect any directors of the Company) involving the Company or any of its subsidiaries which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify, or result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under or with respect to, the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement.

            (b) The Shareholder hereby affirms that (i) the irrevocable proxy set forth in this Section 5 is given in connection with the execution of the Merger Agreement and to secure the performance of the duties of the Shareholder under this Agreement, (ii) the irrevocable proxy is coupled with an interest and may not be revoked unless and until this Agreement is terminated in accordance with its terms and (iii) the irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 705 of the California General Corporation Law (the "CGCL").

            (c) The Shareholder hereby revokes any previously granted proxy that is inconsistent with the provisions of this Section 5.

            SECTION 6. Certain Events. (a) The Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation the Shareholder's heirs, guardians, administrators or successors.

            (b) In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Common Stock, or the acquisition of additional shares of Company Common Stock or other securities or rights of the Company by the Shareholder, the number of Shares shall be adjusted appropriately, and this Agreement and the obligations hereunder shall attach to any additional shares of Company Common Stock or other securities or rights of the Company issued to or acquired by the Shareholder.

            SECTION 7. Stop Transfer. The Company agrees with, and covenants to, Acquiror that the Company shall not register the transfer of any certificate or agreement representing any Shareholder's Shares, unless such transfer is made to Acquiror or otherwise in


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compliance with this Agreement. The Shareholder acknowledges that the Shares may be placed by the Company on the "stop-transfer list" maintained by the Company's transfer agent until this Agreement is terminated in accordance with its terms.

            SECTION 8. Further Assurances. Upon request of Acquiror, the Shareholder will execute and deliver any additional documents and take such further actions as may reasonably be deemed by Acquiror to be necessary or desirable to carry out the provisions hereof, including vesting the power to vote the Shares in accordance with the irrevocable proxy set forth in Section 5.

            SECTION 9. Termination. (a) This Agreement, and all rights and obligations of the parties hereunder, including the irrevocable proxy provided in Section 5, will terminate upon the date that the Merger Agreement is terminated in accordance with its terms.

            (b) Upon any termination of this Agreement as provided in this
Section 9, this Agreement will become void and of no further force and effect, and there will be no liability in respect of this Agreement or of any transactions contemplated hereby on the part of any party hereto or any of his or its directors, officers, partners, shareholders, employees, agents, advisors, representatives or affiliates; provided, however, that nothing herein shall relieve any party from any liability for such party's willful breach of this Agreement; and provided further that nothing herein shall limit, restrict, impair, amend or otherwise modify the rights, remedies, obligations or liabilities of any person under any other contract or agreement, including, without limitation, the Merger Agreement.

            SECTION 10. Miscellaneous.

            (a) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to Acquiror or the Company, to the addresses set forth in Section 8.02 of the Merger Agreement; and (ii) if to the Shareholder, to the address set forth on the signature page, or such other address as may be specified in writing by such Shareholder.

            (b) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            (c) This Agreement may be executed in two or more counterparts (by original or facsimile signature), all of which shall be considered one and the same agreement.

            (d) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

            (e) Except as otherwise provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except (i) by laws of descent and (ii) that Acquiror may assign, in its sole discretion, any


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and all of its rights, interests or obligations under this Agreement to any subsidiary of Guarantor. Any assignment in violation of the foregoing shall be void.

            (f) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any event, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

            (g) The Shareholder understands and acknowledges that Acquiror is entering into the Merger Agreement in reliance upon the Shareholder's execution and delivery of this Agreement. The Shareholder agrees that irreparable damage would occur and that Acquiror would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Acquiror shall be entitled to an injunction or injunctions to prevent breaches by the Shareholder of this Agreement and to enforce specifically the terms and provisions of this Agreement without the need to post any bond or other security.

            (h) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York and, to the extent expressly provided herein, the CGCL, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

            (i) Each of the parties hereto (i) consents to submit to the personal jurisdiction of any state or Federal court located in the City of New York in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a state or Federal court located in the City of New York. The prevailing party in any judicial action shall be entitled to receive from the other party reimbursement for the prevailing party's reasonable attorneys' fees and disbursements, and court costs.

            (j) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

                  [Remainder of page intentionally left blank.]


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        IN WITNESS WHEREOF, Acquiror and the Shareholder have caused this
Agreement to be duly executed and delivered as of the date first written above.

                                            TYCO ACQUISITION CORP. 33


                                            By:________________________
                                            Name:
                                            Title:



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                                            SHAREHOLDER



                                            ---------------------------
                                            Name:

                                            ---------------------------
                                            ---------------------------
                                            ---------------------------
                                            Address

                                            No. of Shares: ____________
                                            No. of Rights: ____________




ACKNOWLEDGED AND AGREED
TO AS TO SECTION 7:

MCGRATH RENTCORP


By:_________________________
Name:
Title:




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